Lasting relationships. Global success. Financial Results Fourth Quarter Fiscal Year 2015 Quarter Ended June 30, 2015 Supplementary Information to Kimball Electronics’ August 6, 2015 Earnings Release and Conference Call Exhibit 99.2

Lasting relationships. Global success. Safe Harbor Statement Certain statements contained within this supplementary information and any statements made during our earnings conference call today may be considered forward-looking under the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties including, but not limited to, our ability to fully realize the expected benefits of the completed spin-off, the global economic conditions, significant volume reductions from key contract customers, loss of key customers or suppliers, financial stability of key customers and suppliers, availability or cost of raw materials, and increased competitive pricing pressures reflecting excess industry capacities. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of Kimball Electronics, Inc. (the “Company”) are contained in the Company’s Registration Statement filed on Form 10, as amended, and declared effective on October 7, 2014, our earnings release, and other filings with the Securities and Exchange Commission (the “SEC”). This supplementary information contains non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with Generally Accepted Accounting Principles (GAAP) in the United States in the statement of income, statement of comprehensive income, balance sheet, statement of cash flows, or statement of equity of the company. The non-GAAP financial measures contained herein include Selling & Administrative Expense (%), Adjusted Operating Income, Adjusted Net Income, and Adjusted EBITDA which have been adjusted for restructuring charges, spin-off expenses, and settlement proceeds from lawsuits. Management believes it is useful for investors to understand how its core operations performed without the effects of the costs incurred in executing its restructuring plans, spin-off expenses, and lawsuit income. Excluding these amounts allows investors to meaningfully trend, analyze, and benchmark the performance of the Company’s core operations. Many of the Company’s internal performance measures that management uses to make certain operating decisions use these and other non-GAAP measures to enable meaningful trending of core operating metrics. 2

Kimball Electronics

(Unaudited)

Net Sales



+1%
from Q4'14
$210
$200
$190
$180
$170
$160
$150
In Millions
$176
$181
$186
$199
$204
$208
$207
$201
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15
Q3'15
Q4'15

3

Lasting relationships. Global success.

Lasting relationships. Global success. 36% 36% 39% 37% 35% 36% 36% 39% 28% 27% 30% 28% 30% 30% 29% 29% 27% 28% 22% 26% 26% 24% 25% 22% 7% 7% 7% 7% 7% 8% 7% 8% 2% 2% 2% 2% 2% 2% 3% 2% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Automotive Medical Industrial Public Safety Other Net Sales Mix by Vertical Market 4 % o f S a le s (Unaudited)

Lasting relationships. Global success. Gross Margin % 7.1% 7.7% 8.9% 9.1% 8.8% 8.6% 9.2% 8.8% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 % o f S a le s 5 (Unaudited)

Lasting relationships. Global success. Selling & Administrative Expense (%) (Excludes spin-off costs*) 4.5% 5.0% 4.5% 4.5% 4.5% 3.8% 3.8% 4.3% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 % o f S a le s *Spin-off costs excluded by quarter were Q3’14 - $0.8M (0.5% of sales), Q4’14 - $1.4M (0.7%), Q1’15 - $1.0M (0.5%), Q2’15 - $1.3M (0.6%), Q3’15 - $0.3M (0.2%). 6 (Unaudited)

Lasting relationships. Global success. Adjusted Operating Income (Excludes restructuring, spin-off costs and anti-trust lawsuit proceeds) $4.7 $4.9 $8.2 $9.2 $8.8 $10.0 $11.1 $9.1 2.7% 2.7% 4.4% 4.6% 4.3% 4.8% 5.4% 4.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 6.0% Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 Adj Op Income % of Net Sales % o f Sa le s I n M ill io n s 7 Note: Adjusted Operating Income is a Non-GAAP measure – refer to Reconciliation of Non-GAAP Results on the final slide of this supplementary information (Unaudited)

Lasting relationships. Global success. $4.8 $5.2 $6.7 $6.8 $6.4 $7.4 $7.5 $7.4 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 In M ill io n s Adjusted Net Income (Excludes restructuring, spin-off costs and anti-trust lawsuit proceeds) 8 Note: Adjusted Net Income is a Non-GAAP measure – refer to Reconciliation of Non-GAAP Results on the final slide of this supplementary information (Unaudited)

Lasting relationships. Global success. $11.1 $9.8 $12.8 $13.4 $13.0 $15.0 $15.0 $13.7 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 In M ill io n s Adjusted EBITDA (Excludes restructuring, spin-off costs and anti-trust lawsuit proceeds) 9 Note: Adjusted EBITDA is a Non-GAAP measure – refer to Reconciliation of Non-GAAP Results on the final slide of this supplementary information (Unaudited)

Lasting relationships. Global success. Operating Cash Flow 10 (Unaudited)

Lasting relationships. Global success. Capital Expenditures and Depreciation & Amortization $3.9 $4.5 $5.5 $6.9 $7.9 $9.0 $6.1 $13.9 $4.5 $4.5 $4.3 $4.6 $4.8 $5.0 $4.8 $5.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 $3.0 $5.0 $7.0 $9.0 $11.0 $13.0 $15.0 Cap Ex Depr & Amort In M ill io n s 11 Note: Capital Expenditures includes purchases of capitalized software. (Unaudited)

Lasting relationships. Global success. Reconciliation of Non-GAAP Results 12 (Unaudited) Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Operating Income, as Reported 9,306$ 4,881$ 8,022$ 7,721$ 7,787$ 8,697$ 10,821$ 9,050$ Add: Spin-off Expenses 0 0 802 1,431 964 1,285 321 24 Less: Settlement Proceeds from Lawsuits 5,022 0 666 0 0 0 0 0 Add: Restructuring Charges 402 0 0 0 0 0 0 0 Adjusted Operating Income 4,686$ 4,881$ 8,158$ 9,152$ 8,751$ 9,982$ 11,142$ 9,074$ Net Income, as reported 7,698$ 5,200$ 6,356$ 5,359$ 5,391$ 6,229$ 7,191$ 7,394$ Add: Spin-off Expenses 0 0 802 1,431 964 1,168 278 16 Less: Settlement Proceeds from Lawsuits 3,134 0 415 0 0 0 0 0 Add: Restructuring Charges 251 0 0 0 0 0 0 0 Adjusted Net Income 4,815$ 5,200$ 6,743$ 6,790$ 6,355$ 7,397$ 7,469$ 7,410$ Adjusted Net Income 4,815$ 5,200$ 6,743$ 6,790$ 6,355$ 7,397$ 7,469$ 7,410$ Add(Less) Interest, net (13) (12) (5) (9) 0 (7) (10) (8) Add Depreciation & Amortization 4,491 4,518 4,250 4,630 4,794 5,023 4,832 4,958 Add Taxes 1,799 77 1,769 1,984 1,899 2,622 2,744 1,301 Adjusted EBITDA 11,092$ 9,783$ 12,757$ 13,395$ 13,048$ 15,035$ 15,035$ 13,661$